Ex.99.906Cert

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Patrick F. Hart III, President of the Wakefield Alternative Series Trust (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended June 30, 2016 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President

Dated:     September 7, 2016

Pursuant to 18 U.S.C. Section 1350, I, Patrick J. Kane, Treasurer of the Wakefield Alternative Series Trust (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended June 30, 2016 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Patrick J. Kane
Patrick J. Kane
Treasurer

Dated:    September 7, 2016